                       WORLDWIDE DOLLARVEST FUND, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                                JULY 10, 1997

                           ------------------------

TO THE STOCKHOLDERS OF WORLDWIDE DOLLARVEST FUND, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of Worldwide DollarVest Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on July 10, 1997, at 9:00 A.M. for the following purposes:

          (1) To elect six Directors to serve until the next Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 13, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 26, 1997 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          LAWRENCE A. ROGERS
                                          Secretary

Plainsboro, New Jersey
Dated: May 27, 1997

                                PROXY STATEMENT
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                        WORLDWIDE DOLLARVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 10, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Worldwide DollarVest Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, July 10, 1997 at 9:00 A.M. The approximate mailing date of this Proxy Statement is May 30, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve until the next Annual Meeting of Stockholders and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on May 13, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 6,392,962 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted

(unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below:

                                                                                                               SHARES OF
                                                                                                             COMMON STOCK
                                                                                                              OF THE FUND
                                                          PRINCIPAL OCCUPATION                               BENEFICIALLY
                                                         DURING PAST FIVE YEARS                   DIRECTOR   OWNED ON THE
              NAME AND ADDRESS                        AND PUBLIC DIRECTORSHIPS(1)           AGE     SINCE     RECORD DATE
--------------------------------------------  --------------------------------------------  ----  ---------  -------------
Arthur Zeikel* .............................  President of Fund Asset Management, L.P.       64     1994           0
  P.O. Box 9011                                 ('FAM', which term as used herein includes
  Princeton, New Jersey 08543-9011              its corporate predecessors) since 1977;
                                                President of MLAM (which term as used
                                                herein includes its corporate
                                                predecessors) since 1977; President and
                                                Director of Princeton Services, Inc.
                                                ('Princeton Services') since 1993;
                                                Executive Vice President of Merrill Lynch
                                                & Co., Inc. ('ML&Co.') since 1990; and
                                                Director of Merrill Lynch Funds
                                                Distributor, Inc. ('MLFD') since 1977.

Donald Cecil(2) ............................  Special Limited Partner of Cumberland          70     1994           0
  1114 Avenue of the Americas                   Partners (investment partnership) since
  New York, New York 10036                      1982; Member of Institute of Chartered
                                                Financial Analysts; Member and Chairman of
                                                Westchester County (N.Y.) Board of
                                                Transportation.

Edward H. Meyer(2) .........................  President of Grey Advertising, Inc. since      70     1994           0
  777 Third Avenue                              1968, Chief Executive Officer since 1970
  New York, New York 10017                      and Chairman of the Board of Directors
                                                since 1972; Director of The May Department
                                                Stores Company, Bowne & Co., Inc.
                                                (financial printers), Ethan Allen
                                                Interiors, Inc. and Harman International
                                                Industries, Inc.


                                                                                                               SHARES OF
                                                                                                             COMMON STOCK
                                                                                                              OF THE FUND
                                                          PRINCIPAL OCCUPATION                               BENEFICIALLY
                                                         DURING PAST FIVE YEARS                   DIRECTOR   OWNED ON THE
              NAME AND ADDRESS                        AND PUBLIC DIRECTORSHIPS(1)           AGE     SINCE     RECORD DATE
--------------------------------------------  --------------------------------------------  ----  ---------  -------------
Charles C. Reilly(2) .......................  Self-employed financial consultant since       65     1994        10,000
  9 Hampton Harbor Road                         1990; President and Chief Investment
  Hampton Bays, New York 11946                  Officer of Verus Capital, Inc. from 1979
                                                to 1990; former Senior Vice President of
                                                Arnhold and S. Bleichroeder, Inc. from
                                                1973 to 1990; Adjunct Professor, Columbia
                                                University Graduate School of Business
                                                from 1990 to 1991; Adjunct Professor,
                                                Wharton School, University of Pennsylvania
                                                from 1989 to 1990; Partner, Small Cities
                                                Cable Television since 1986.

Richard R. West(2) .........................  Professor of Finance since 1984, Dean from     59     1994           0
  Box 604                                       1984 to 1993 and currently Dean Emeritus
  Genoa, Nevada 89411                           of New York University Leonard N. Stern
                                                School of Business Administration;
                                                Director of Bowne & Co., Inc. (financial
                                                printers), Vornado, Inc. (real estate
                                                holding company), and Alexander's Inc.
                                                (real estate company).

Edward D. Zinbarg(2) .......................  Executive Vice President of The Prudential     62     1994           0
  5 Hardwell Road                               Insurance Company of America from 1988 to
  Short Hills, New Jersey 07078-2117            1994; former Director of Prudential
                                                Reinsurance Company and former Trustee of
                                                the Prudential Foundation.

------------------
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLAM or their affiliates acts as investment adviser. See 'Compensation of Directors and Officers' below.

(2) Member of Audit Committee of the Board of Directors.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended November 30, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal year ended November 30, 1996, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 4 disclosing the purchase of shares of Common Stock of the Fund by Charles C. Reilly, a Director of the Fund, in the amount of 2,300 shares on August 22, 1996, 1,300 shares on August 23, 1996 and 1,400 shares on August 26, 1996 was not filed on a timely basis. A Form 4 was filed on behalf of Mr. Reilly on October 2, 1996.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $28,934 for the fiscal year ended November 30, 1996.


     The following table sets forth for the fiscal year ended November 30, 1996 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Directors.

                                                                         AGGREGATE COMPENSATION
                                           PENSION OR RETIREMENT                FROM FUND
      NAME OF           COMPENSATION     BENEFITS ACCRUED AS PART         AND FAM/MLAM ADVISED
      DIRECTOR            FROM FUND          OF FUND EXPENSES            FUNDS PAID TO DIRECTORS
--------------------    -------------    -------------------------    -----------------------------
Donald Cecil(1)            $6,000                  None                         $268,933
Edward H. Meyer(1)         $6,000                  None                         $227,933
Charles C. Reilly(1)       $6,000                  None                         $293,833
Richard R. West(1)         $6,000                  None                         $275,833
Edward D. Zinbarg(1)       $6,000                  None                         $127,333

------------------
(1) The Directors serve on the Boards of FAM/MLAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios), Mr. Meyer (32 registered investment companies consisting of 32 portfolios), Mr. Reilly (42 registered investment companies consisting of 55 portfolios), Mr. West (43 registered investment companies consisting of 65 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                                             OFFICER
                          NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
---------------------------------------------------------------------------------   ---------------   ----   --------
Arthur Zeikel ...................................................................      President       64      1994
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; and Director of MLFD since 1977.

Terry K. Glenn ..................................................................   Executive Vice     56      1994
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President        President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.


Joseph T. Monagle ...............................................................     Senior Vice      48      1994
  Senior Vice President of FAM and MLAM since 1990 and Vice President of MLAM          President
  from 1978 to 1990.

Paolo H. Valle ..................................................................   Vice President     39      1994
  Vice President of MLAM since 1992; Portfolio Manager of FAM and MLAM since
  1992; Vice President and Manager, Emerging Markets Trading, PNC Bank prior thereto.

Vincent T. Lathbury .............................................................   Vice President     56      1994
  Vice President of MLAM since 1982; Portfolio Manager of FAM and MLAM since
  1982.

Donald C. Burke .................................................................   Vice President     36      1994
  Vice President and Director of Taxation of MLAM since 1990.

Gerald M. Richard ...............................................................      Treasurer       48      1994
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.

Lawrence A. Rogers ..............................................................      Secretary       50      1997
  Vice President of MLAM since 1996; Partner of Shereff, Friedman, Hoffman and
  Goodman LLP from 1992 through 1996; General Counsel of the Investment Company
  Institute from 1991 through 1992; Senior Vice President and General Counsel of
  American Capital Management and Research from 1979 through 1991.

     Stock Ownership. On the Record Date, the Directors and officers of the Fund as a group (thirteen persons) owned an aggregate of less than 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                  ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T') to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors for the Fund.

     The proposal to elect the Fund's Board (Item 1) and the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast by the Fund's stockholders, voting in person or by proxy.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') holding Fund shares in 'street name' for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned to the Fund but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will not have an effect on the vote on either Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 1996, to any stockholder upon request. Such requests should be directed to Worldwide DollarVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Lawrence A. Rogers or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund which is anticipated to be held in July 1998 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 27, 1998.

                                          By Order of the Board of Directors
                                          LAWRENCE A. ROGERS
                                          Secretary

Dated: May 27, 1997

                         WORLDWIDE DOLLARVEST FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and
Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Worldwide DollarVest Fund, Inc. (the "Fund") held of record by the undersigned on May 13, 1997 at the annual meeting of stockholders of the Fund to be held on July 10, 1997 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

  Please mark boxes /x/ or /X/ in blue or black ink.

1.       ELECTION OF DIRECTORS        FOR all nominees listed below                       WITHHOLD AUTHORITY
                                      (except as marked to the contrary below)  / /       to vote for all nominees listed below  / /

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Donald Cecil, Edward H. Meyer, Charles C. Reilly, Richard R. West, Arthur Zeikel and Edward D. Zinbarg

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

         FOR / /      AGAINST / /      ABSTAIN / /


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                                , 1997
                                          --------------------------------
                                    X
                                     -------------------------------------------
                                                    Signature

                                    X
                                     -------------------------------------------
                                             Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.